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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Fluor Corporation 2001 Key Employee Performance Incentive Plan of our report dated November 30, 2000, with respect to the consolidated financial statements of Fluor Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended October 31, 2000 filed with the Securities and Exchange Commission.

                      /s/ Ernst & Young LLP


Orange County, California
August 3, 2001

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